(BULL LOGO)
Merrill Lynch Investment Managers


Annual Report
October 31, 2001


MuniYield Florida
Insured Fund


www.mlim.ml.com


MuniYield Florida Insured Fund seeks to provide shareholders with as high a level of current income exempt from Federal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income taxes and which enables shares of the Fund to be exempt from Florida intangible personal property taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniYield Florida Insured Fund for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Shares and intends to remain leveraged by issuing Preferred Shares to provide the Common Shareholders with a potentially higher rate of return. Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in the short-term dividend rates of the Preferred Shares may affect the yield to Common Shareholders. Statements and other information herein are as dated and are subject to change.



MuniYield Florida Insured Fund
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



MUNIYIELD FLORIDA INSURED FUND


A Special
Message to
Shareholders


THE U.S. ECONOMY & THE AFTERMATH OF SEPTEMBER 11th

A Perspective from Bob Doll, President & Chief Investment Officer of Merrill Lynch Investment Managers, L.P.

For Americans, the world was changed forever on September 11th. In looking for some perspective, I have been reassured by my belief that the pride of America is its people and its economy. In the wake of this attack, there has been no question about the mettle of Americans - across the country, they have risen to the occasion again and again by helping the victims and raising the flag. But there are many important questions about the American economy, the engine of our way of life, that have yet to be answered, indeed, that may take months to answer.

During the coming days, weeks and months, navigating a course through the financial markets will be challenging. The resolve of Americans and the U.S. Government will be tested. But history tells us that Americans and America are resilient. And we know that the market will eventually rally. As President Bush told the nation in his speech on September 20th, "Terrorists attacked a symbol of prosperity. They did not touch its source. America is successful because of the hard work and creativity and enterprise of our people. They were the true strengths of our economy before September 11th and they are our strengths today."

For the rest of this year at least, the main event will be a market of tug-of-war as consumer demand shock vies with proactive monetary and fiscal policies from the Fed and government, which may pump as much as $100 billion into the economy. Where we go and when we get there will depend on the government's ability to reinvigorate consumer and business confidence. Eventually, the market will get back to focusing on the basics - economic and earnings fundamentals. There is no doubt that these are extraordinarily trying times. But we have been through trying times before, and the economy has always emerged stronger than ever. We have no reason to believe this time will be any different.



MuniYield Florida Insured Fund, October 31, 2001


DEAR SHAREHOLDER


For the year ended October 31, 2001, the Common Shares of MuniYield Florida Insured Fund earned $0.791 per share income dividends, which included earned and unpaid dividends of $0.075. This represents a net annualized yield of 5.29%, based on a month-end net asset value of $14.94 per share. During the same period, the total investment return on the Fund's Common Shares was +13.96%, based on a change in per share net asset value from $13.89 to $14.94, and assuming reinvestment of $0.779 per share income dividends.

For the six-month period ended October 31, 2001, the total investment return on the Fund's Common Shares was +8.36%, based on a change in per share net asset value from $14.20 to $14.94, and assuming reinvestment of $0.403 per share income dividends.

For the six-month period ended October 31, 2001, the Fund's Auction Market Preferred Shares had an average yield of 2.54%.


The Municipal Market Environment
Throughout most of the six-month period ended October 31, 2001, long-term interest rates generally declined. Continued weak economic activity and declining equity markets led the Federal Reserve Board to lower short-term interest rates 100 basis points (1.00%) from May to August. These actions were taken largely to boost both economic activity and consumer confidence. By early September there were a number of, albeit few, indications pointing toward the beginning of a US economic recovery. However, immediately following the tragedy of the World Trade Center and Pentagon attacks, all such indications effectively vanished. After anemic economic growth of just 0.3% during the second quarter of 2001 and -0.4% for the third quarter of 2001, US gross domestic product is widely expected to be negative for the remainder of the year and perhaps into early 2002. The Federal Reserve Board quickly lowered short-term interest rates an additional 50 basis points immediately following the attacks, just prior to the reopening of the stock exchanges. This marked the eighth time this year the Federal Reserve Board had eased monetary conditions. Despite the events of September 11, the Federal Reserve Board noted that the nation's long-term economic prospects remained favorable.

Initially, long-term interest rates rose during the days following the September 11 attacks. The quick response by both Federal and state governments to stabilize, aid and restore US business activities promptly improved fixed-income investors' confidence. Investor attention again focused on weak US economic fundamentals and on a financial environment further impaired by the economic losses resulting from the attacks. In addition to the immediate loss of four days of equity trading and air transportation, including air cargo transfers, US consumer confidence was expected to be severely shaken, resulting in weaker consumer spending and, eventually, diminished business manufacturing. By September 30, 2001, US Treasury bond yields declined to 5.42%, their approximate level before the September attacks.

In early October, the Federal Reserve Board lowered short-term interest rates an additional 50 basis points to a target of 2.50%, the lowest rate in nearly 40 years. US economic reports continued to be very weak, pushing US equity prices lower in early October and bond prices higher. US military reprisals in Afghanistan also helped to support higher bond prices as investors sought the safe haven of US Treasury obligations. At October 31, 2001, the US Treasury announced that it would no longer issue 30-year maturity bonds, triggering an explosive fixed-income rally as investors scrambled to purchase soon-to-be unavailable issues. By the end of October, long-term US Treasury bond yields fell to 4.87%, declining more than 90 basis points during the last six months and more than 50 basis points in October 2001.

The municipal bond market displayed a very similar pattern during the October period. Long-term tax-exempt bond yields had generally declined through early September as strong investor demand easily outweighed sizable increases in new bond issuance. The disruption in the financial markets following the September 11 attacks also served to push tax-exempt bond yields higher. The municipal bond market was able to reorganize operations quickly, and tax-exempt bond yields were able to decline in conjunction with US Treasury bond yields for the remainder of the period. While municipal bond yields were unable to match the dramatic declines witnessed in the US Treasury market, tax-exempt bond prices rose strongly during late October. For the six months ended October 31, 2001, as measured by the Bond Buyer Revenue Bond Index, long-term municipal bond yields stood at 5.23%, a decline of 40 basis points and approximately 20 basis points during October.

Increased investor demand was the driving force for much of the municipal bond market's performance during the period. Investors received more than $60 billion in coupon income payments and monies from maturities and early redemptions in June and July 2001. Also, a number of mutual fund families raised more than $2.5 billion in new closed-end tax-exempt bond funds during the summer. Perhaps most importantly, short-term municipal rates continued to move lower in response to Federal Reserve Board actions. Seasonal tax pressures in March and April 2001 kept short-term municipal rates artificially high, although not as high as in recent years. As these pressures abated, short-term municipal rates declined to approximately 2%. As interest rates declined, investors extended maturities to take advantage of the steep municipal bond yield curve. All of these factors contributed to a very positive technical environment for municipal bonds in recent months. Much of this positive environment can be expected to continue in the coming months.

Recent investor demand has been strong enough to easily outweigh the continued dramatic increase in new tax-exempt bond issuance. Historically low municipal bond yields continued to allow municipalities to refund outstanding, high-couponed debt. For the six months ended October 31, 2001, more than $145 billion in long-term tax-exempt bonds was issued, an increase of nearly 40% compared to the same period a year ago. During the October 31, 2001 quarter, tax-exempt bond issuance remained sizable with almost
$70 billion in long-term municipal bonds underwritten, an increase of more than 30% compared to the October 31, 2000 quarter. Municipalities issued nearly $30 billion in tax-exempt bonds during October 2001, an increase of more than 45% compared to October 2000 issuance.

Interest rates are likely to remain near current levels, or perhaps move slightly lower, as we expect US economic conditions to remain very weak. However, in the coming months, business activity is likely to accelerate, perhaps significantly. Immediately after the September 11 attacks, the Federal Government announced a $45 billion aid package for New York City, Washington, DC and the airline industry, with additional fiscal aid packages expected. The military response to these attacks will continue to require sizable increases in Defense Department spending. Eventually, this governmental spending should result in increased US economic activity, particularly in the construction and defense industries. This governmental stimulus, in conjunction with the actions already taken by the Federal Reserve Board, can be expected to generate significant increases in US gross domestic product growth some time in 2002.

As inflationary pressures are expected to remain well-contained going forward, increased economic activity need not result in significant increases in long-term bond yields. Also, throughout much of 2001, the municipal bond market exhibited far less volatility than its taxable counterparts. Since the strong technical position that supported the tax-exempt bond market's performance this year can be expected to continue going forward, any potential increases in municipal bond yields also can be expected to be minimal.


Portfolio Strategy
During the six-month period ended October 31, 2001, we maintained the Fund's investment strategy adopted earlier this year. Our focus was to increase the Fund's average coupon, which would both generate greater coupon income and reduce the Fund's overall net asset value volatility. We sold lower-couponed issues maturing in 25 years - 30 years and replaced them with premium couponed issues maturing in 15 years - 20 years. We believed such purchases represented the best risk/reward potential within the municipal market since such issues captured 93% - 98% of the yield in the entire municipal yield curve with much less price volatility of issues maturing in 30 years.

Since the tragic events of September 11, 2001, the financial environment of the United States has become more precarious. The ongoing risk of additional terrorist attacks has placed significant strain on an economy already heading toward a recession. Given the present economic environment, our primary concern will be the preservation of principal. Portfolio adjustments going forward will likely include further reduction of the Fund's net asset value sensitivity with the purchase of shorter maturity issues, as well as holding higher cash reserves for temporary defensive purposes.

The 400 basis point decline in short-term interest rates engineered by the Federal Reserve Board in 2001 resulted in a material decrease in the Fund's borrowing cost into the 2% range. This decline, in combination with a steep tax-exempt yield curve, generated a substantial income benefit to the Fund's Common Shareholders from the leveraging of the Preferred Shares. Additional limited declines in short-term interest rates are expected this year, which should lead to lower borrowing costs for the Fund's Common Shareholders from the leveraging of the Preferred Shares. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline and the yield to the Fund's Common Shareholders will be reduced. (For a complete explanation of the benefits and risks of leveraging, see pages 4 and 5 of this report to shareholders.)



MuniYield Florida Insured Fund, October 31, 2001


In Conclusion
We appreciate your continuing interest in MuniYield Florida Insured Fund, and we look forward to serving your investment needs in the months and years to come.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Trustee



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(William R. Bock)
William R. Bock
Vice President and Portfolio Manager



November 30, 2001



THE BENEFITS AND RISKS OF LEVERAGING


MuniYield Florida Insured Fund utilizes leveraging to seek to enhance the yield and net asset value of its Common Shares. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Shares, which pay dividends at prevailing short-term interest rates and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Shares. However, in order to benefit Common Shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Shares capitalization of $100 million and the issuance of Preferred
Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Shares based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Shares.

In this case, the dividends paid to Preferred Shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Shares will be reduced or eliminated completely. At the same time, the market value of the fund's Common Shares (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Shares' net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Shares does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Shares may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in such securities.

The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities.


SCHEDULE OF INVESTMENTS                                                                                      (in Thousands)
               S&P      Moody's      Face
STATE        Ratings    Ratings     Amount   Issue                                                                   Value
Florida--                                    Boynton Beach, Florida, Utility System, Revenue
82.7%                                        Refunding Bonds (c):
                AAA       Aaa      $   700     6.25% due 11/01/2020 (h)                                            $    822
                AAA       Aaa        3,375     6.25% due 11/01/2020                                                   3,555

                AAA       Aaa        3,000   Brevard County, Florida, IDR (NUI Corporation Project),
                                             AMT, 6.40% due 10/01/2024 (a)                                            3,285

                                             Citrus County, Florida, PCR, Refunding (Florida Power
                                             Company-Crystal River) (b):
                AAA       Aaa        2,100     6.625% due 1/01/2027                                                   2,156
                AAA       Aaa        5,750     Series B, 6.35% due 2/01/2022                                          6,012

                                             Dade County, Florida, Aviation Revenue Bonds, AMT, Series B (b):
                AAA       Aaa        5,000     5.75% due 10/01/2012                                                   5,310
                AAA       Aaa        2,650     6.55% due 10/01/2013                                                   2,784
                AAA       Aaa       12,715     6.60% due 10/01/2022                                                  13,397

                AAA       Aaa        4,500   Dade County, Florida, Health Facilities Authority, Hospital
                                             Revenue Bonds (Baptist Hospital of Miami Project), Series A,
                                             5.75% due 5/01/2021 (b)(h)                                               5,002

                A1        VMIG1++      600   Dade County, Florida, IDA, Exempt Facilities Revenue
                                             Refunding Bonds (Florida Power and Light Co.), VRDN, 2.05%
                                             due 6/01/2021 (g)                                                          600


Portfolio
Abbreviations


To simplify the listings of MuniYield Florida Insured Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.


AMT        Alternative Minimum Tax (subject to)
COP        Certificates of Participation
DRIVERS    Derivative Inverse Tax-Exempt Receipts
GO         General Obligation Bonds
HFA        Housing Finance Agency
IDA        Industrial Development Authority
IDR        Industrial Development Revenue Bonds
PCR        Pollution Control Revenue Bonds
RIB        Residual Interest Bonds
S/F        Single-Family
VRDN       Variable Rate Demand Notes



MuniYield Florida Insured Fund, October 31, 2001


SCHEDULE OF INVESTMENTS (concluded)                                                                          (in Thousands)
               S&P      Moody's      Face
STATE        Ratings    Ratings     Amount   Issue                                                                   Value
Florida         A1+       VMIG1++  $   200   Dade County, Florida, Water and Sewer System Revenue Bonds,
(concluded)                                  VRDN, 1.90% due 10/05/2022 (c)(g)                                     $    200

                NR*       Aaa        1,250   Duval County, Florida, HFA, S/F Mortgage Revenue Refunding
                                             Bonds, AMT, 6.20% due 4/01/2020 (b)(d)(i)                                1,339

                AAA       Aaa        5,000   Escambia County, Florida, HFA, S/F Mortgage Revenue
                                             Refunding Bonds, AMT, 7% due 4/01/2028 (d)(i)                            5,322

                NR*       Aaa        2,750   Escambia County, Florida, Health Facilities Authority,
                                             Health Facility Revenue Bonds, DRIVERS, Series 159,
                                             9.403% due 7/01/2020 (a)(j)                                              3,400

                AAA       Aaa        3,000   First Florida Governmental Financing Commission Revenue
                                             Bonds, 5.70% due 7/01/2017 (b)                                           3,201

                AAA       Aaa        1,150   Florida HFA, Housing Revenue Bonds (Brittany Rosemont
                                             Apartments), AMT, Series C-1, 6.75% due 8/01/2014 (a)                    1,216

                AAA       Aaa        1,650   Florida Housing Finance Corporation, Homeowner Mortgage
                                             Revenue Refunding Bonds, AMT, Series 4, 6.25% due 7/01/2022 (e)          1,763

                                             Florida State Board of Education, Capital Outlay, GO
                                             (Public Education):
                AA+       Aaa        1,650     Series B, 5.875% due 6/01/2005 (f)                                     1,832
                AA+       Aa2        2,000     Series E, 5.50% due 6/01/2018                                          2,125

                AAA       Aaa        6,190   Florida State Board of Education, Lottery Revenue Bonds,
                                             Series A, 6% due 7/01/2015 (c)                                           7,040

                AAA       Aaa        5,000   Florida State Division of Bond Finance, Department of
                                             General Services Revenue Bonds (Environmental Protection
                                             and Preservation), Series 2000-B, 5.25% due 7/01/2013                    5,346

                AAA       Aaa        1,000   Hillsborough County, Florida, IDA, Revenue Refunding
                                             Bonds (Allegany Health System--J. Knox Village),
                                             6.375% due 12/01/2003 (b)(f)                                             1,023

                NR*       Aaa        6,000   Hillsborough County, Florida, School Board, COP, 5.375%
                                             due 7/01/2026 (b)                                                        6,172

                NR*       Aaa        2,250   Jacksonville, Florida, Port Authority, Seaport Revenue
                                             Bonds, AMT, 5.625% due 11/01/2026 (b)                                    2,344

                AAA       NR*        1,335   Lee County, Florida, HFA, S/F Mortgage Revenue Bonds
                                             (Multi-County Program), AMT, Series A, Sub-Series 3,
                                             7.45% due 9/01/2027 (d)(i)(k)                                            1,501

                AAA       Aaa        1,000   Lee County, Florida, Transportation Facilities Revenue
                                             Refunding Bonds, Series A, 5.50% due 10/01/2011 (a)                      1,127

                AAA       Aaa        2,000   Miami Beach, Florida, Water and Sewer Revenue Bonds,
                                             5.75% due 9/01/2025 (a)                                                  2,166

                AAA       Aaa        5,000   Miami-Dade County, Florida, Aviation Revenue Bonds
                                             (Miami International Airport), AMT, Series A, 6% due
                                             10/01/2024 (c)                                                           5,441

                AAA       Aaa        2,000   Miami-Dade County, Florida, Educational Facilities
                                             Authority Revenue Bonds (University of Miami), Series A,
                                             5.75% due 4/01/2029 (a)                                                  2,155

                AAA       NR*        3,480   Miami-Dade County, Florida, Health Facilities Authority,
                                             Hospital Revenue Refunding Bonds, DRIVERS, Series 208,
                                             8.81% due 8/15/2017 (a)(j)                                               4,035

                AAA       Aaa        3,130   Miami-Dade County, Florida, IDA, IDR (BAC Funding
                                             Corporation Project), Series A, 5.375% due 10/01/2030 (a)                3,254

                AAA       Aaa        2,000   Miami-Dade County, Florida, School Board, COP, Series A,
                                             5.50% due 10/01/2020 (e)                                                 2,093

                AAA       Aaa        3,760   Miami-Dade County, Florida, Solid Waste System Revenue Bonds,
                                             5% due 10/01/2020 (e)                                                    3,777

                AAA       Aaa        2,515   North Miami Beach, Florida, GO, 6.30% due 2/01/2024 (c)                  2,723

                NR*       Aaa        6,500   Orange County, Florida, School Board, COP, Series A, 5.25%
                                             due 8/01/2023 (b)                                                        6,646

                                             Orange County, Florida, Tourist Development, Tax Revenue
                                             Refunding Bonds, Series A (a):
                AAA       Aaa          165     6.50% due 10/01/2010 (h)                                                 175
                AAA       Aaa          835     6.50% due 10/01/2010                                                     883

                AAA       Aaa        1,500   Palm Beach County, Florida, Criminal Justice Facilities
                                             Revenue Bonds, 7.20% due 6/01/2015 (c)                                   1,923

                AAA       Aaa        6,980   Palm Beach County, Florida, School Board, COP, Refunding,
                                             Series B, 5% due 8/01/2020 (a)                                           7,026

                AAA       Aaa        5,000   Palm Beach County, Florida, School Board, COP, Series A,
                                             6% due 8/01/2010 (c)(f)                                                  5,860

                AAA       Aaa        2,500   Pasco County, Florida, PCR, Refunding (Florida Power--Anclote),
                                             6.35% due 2/01/2022 (b)                                                  2,619

                AAA       Aaa        6,600   Sarasota County, Florida, Public Hospital Board, Revenue
                                             Refunding Bonds (Sarasota Memorial Hospital), Series B, 5.50%
                                             due 7/01/2028 (b)                                                        7,222

                AAA       Aaa        4,920   Sarasota County, Florida, Utility System Revenue Bonds,
                                             6.50% due 10/01/2004 (c)(f)                                              5,553

                AAA       Aaa        2,275   South Florida Water Management District, Special Obligation
                                             Land Acquisition Revenue Bonds, 6% due 10/01/2015 (a)                    2,446


Illinois--                                   Chicago, Illinois, Special Transportation Revenue Bonds (a):
6.7%            AAA       Aaa        3,730     5.50% due 1/01/2016                                                    3,990
                AAA       Aaa        3,935     5.50% due 1/01/2017                                                    4,177

                AAA       Aaa        3,680   Regional Transportation Authority, Illinois, GO, Refunding,
                                             5.75% due 6/01/2015 (e)                                                  4,180


Wisconsin--     AAA       Aaa        4,000   Wisconsin State, GO, Refunding, Series 1, 5.50% due
2.4%                                         5/01/2013 (b)                                                            4,486


Puerto          AAA       NR*        7,500   Puerto Rico Commonwealth, GO, Refunding, DRIVERS, Series 232,
Rico--7.0%                                   8.84% due 7/01/2017 (j)                                                  9,137

                NR*       Aaa        3,550   Puerto Rico Public Finance Corporation Revenue Refunding
                                             Bonds, RIB, Series 522X, 8.52% due 8/01/2022 (b)(j)                      3,926


                Total Investments (Cost--$172,968)--98.8%                                                           183,767
                Other Assets Less Liabilities--1.2%                                                                   2,268
                                                                                                                   --------
                Net Assets--100.0%                                                                                 $186,035
                                                                                                                   ========

(a)AMBAC Insured.
(b)MBIA Insured.
(c)FGIC Insured.
(d)GNMA Collateralized.
(e)FSA Insured.
(f)Prerefunded.
(g)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 2001.
(h)Escrowed to maturity.
(i)FNMA Collateralized.
(j)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 2001.
(k)FHLMC Collateralized.
*Not Rated.
++Highest short-term rating by Moody's Investors Service, Inc.
Ratings of issues shown have not been audited by Deloitte &
Touche LLP.

See Notes to Financial Statements.


Quality
Profile
(unaudited)


The quality ratings of securities in the Fund as of October 31, 2001 were as follows:

                                        Percent of
S&P Rating/Moody's Rating               Net Assets

AAA/Aaa                                    97.2%
AA/Aa                                       1.2
Other*                                      0.4

*Temporary investments in short-term municipal securities.



MuniYield Florida Insured Fund, October 31, 2001


STATEMENT OF ASSETS, LIABILITIES AND CAPITAL


                As of October 31, 2001
Assets:         Investments, at value (identified cost--$172,968,172)                                        $  183,766,957
                Cash                                                                                                115,831
                Interest receivable                                                                               2,318,162
                Prepaid expenses and other assets                                                                     4,825
                                                                                                             --------------
                Total assets                                                                                    186,205,775
                                                                                                             --------------

Liabilities:    Payables:
                   Investment adviser                                                      $       78,683
                   Dividends to shareholders                                                       44,589           123,272
                                                                                           --------------
                Accrued expenses and other liabilities                                                               47,564
                                                                                                             --------------
                Total liabilities                                                                                   170,836
                                                                                                             --------------

Net Assets:     Net assets                                                                                   $  186,034,939
                                                                                                             ==============

Capital:        Capital Shares (unlimited number of shares authorized):
                   Preferred Shares, par value $.05 per share (2,400 shares of AMPS*
                   issued and outstanding at $25,000 per share liquidation preference)                         $ 60,000,000
                   Common Shares, par value $.10 per share (8,437,358 shares issued
                   and outstanding)                                                        $      843,736
                Paid-in capital in excess of par                                              117,604,963
                Undistributed investment income--net                                            1,208,535
                Accumulated realized capital losses on investments--net                       (3,707,256)
                Accumulated distributions in excess of realized capital gains
                on investments--net                                                             (713,824)
                Unrealized appreciation on investments--net                                    10,798,785
                                                                                           --------------
                Total--Equivalent to $14.94 net asset value per Common Share
                (market price--$14.21)                                                                          126,034,939
                                                                                                             --------------
                Total capital                                                                                $  186,034,939
                                                                                                             ==============

*Auction Market Preferred Shares.

See Notes to Financial Statements.


STATEMENT OF OPERATIONS


                For the Year Ended October 31, 2001
Investment      Interest and amortization of premium and discount earned                                     $    9,851,320
Income:

Expenses:       Investment advisory fees                                                   $      913,197
                Commission fees                                                                   152,256
                Accounting services                                                                90,846
                Professional fees                                                                  86,786
                Transfer agent fees                                                                40,521
                Trustees' fees and expenses                                                        30,053
                Printing and shareholder reports                                                   29,416
                Listing fees                                                                       22,500
                Custodian fees                                                                     11,923
                Pricing fees                                                                        8,408
                Other                                                                              17,923
                                                                                           --------------
                Total expenses                                                                                    1,403,829
                                                                                                             --------------
                Investment income--net                                                                            8,447,491
                                                                                                             --------------

Realized &      Realized gain on investments--net                                                                 3,678,378
Unrealized      Change in unrealized appreciation on investments--net                                             5,204,929
Gain On                                                                                                      --------------
Investments--   Net Increase in Net Assets Resulting from Operations                                         $   17,330,798
Net:                                                                                                         ==============

See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                 For the Year Ended
                                                                                                    October 31,
                Increase (Decrease) in Net Assets:                                               2001               2000
Operations:     Investment income--net                                                     $    8,447,491    $    8,596,572
                Realized gain (loss) on investments--net                                        3,678,378       (3,707,256)
                Change in unrealized appreciation/depreciation on investments--net              5,204,929         8,881,947
                                                                                           --------------    --------------
                Net increase in net assets resulting from operations                           17,330,798        13,771,263
                                                                                           --------------    --------------

Dividends to    Investment income--net:
Shareholders:      Common Shares                                                              (6,569,327)       (6,365,143)
                   Preferred Shares                                                           (1,927,752)       (2,423,928)
                                                                                           --------------    --------------
                Net decrease in net assets resulting from dividends to shareholders           (8,497,079)       (8,789,071)
                                                                                           --------------    --------------

Net Assets:     Total increase in net assets                                                    8,833,719         4,982,192
                Beginning of year                                                             177,201,220       172,219,028
                                                                                           --------------    --------------
                End of year*                                                               $  186,034,939    $  177,201,220
                                                                                           ==============    ==============

                *Undistributed investment income--net                                      $    1,208,535    $    1,258,123
                                                                                           ==============    ==============

See Notes to Financial Statements.


MuniYield Florida Insured Fund, October 31, 2001


FINANCIAL HIGHLIGHTS

The following per share data and ratios
have been derived from information
provided in the financial statements.
                                                                              For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                          2001         2000         1999         1998         1997
Per Share       Net asset value, beginning of year            $   13.89    $   13.30    $   15.79    $   15.50    $   15.25
Operating                                                     ---------    ---------    ---------    ---------    ---------
Performance:    Investment income--net                             1.00         1.02         1.01         1.09         1.10
                Realized and unrealized gain (loss)
                on investments--net                                1.06          .61       (1.96)          .48          .52
                                                              ---------    ---------    ---------    ---------    ---------
                Total from investment operations                   2.06         1.63        (.95)         1.57         1.62
                                                              ---------    ---------    ---------    ---------    ---------
                Less dividends and distributions to
                Common Shareholders:
                   Investment income--net                         (.78)        (.75)        (.86)        (.84)        (.85)
                   Realized gain on investments--net                 --           --        (.01)        (.17)        (.22)
                   In excess of realized gain on
                   investments--net                                  --           --        (.41)           --        (.02)
                                                              ---------    ---------    ---------    ---------    ---------
                Total dividends and distributions to
                Common Shareholders                               (.78)        (.75)       (1.28)       (1.01)       (1.09)
                                                              ---------    ---------    ---------    ---------    ---------
                Effect of Preferred Share:
                   Dividends and distributions to
                   Preferred Shareholders:
                      Investment income--net                      (.23)        (.29)        (.15)        (.23)        (.21)
                      Realized gain on investments--net              --           --         --++        (.04)        (.07)
                      In excess of realized gain on
                      investments--net                               --           --        (.11)           --         --++
                                                              ---------    ---------    ---------    ---------    ---------
                Total effect of Preferred Share                   (.23)        (.29)        (.26)        (.27)        (.28)
                                                              ---------    ---------    ---------    ---------    ---------
                Net asset value, end of year                  $   14.94    $   13.89    $   13.30    $   15.79    $   15.50
                                                              =========    =========    =========    =========    =========
                Market price per share, end of year           $   14.21    $  12.125    $  12.125    $  15.625    $   15.00
                                                              =========    =========    =========    =========    =========

Total           Based on market price per share                  24.17%        6.45%     (15.43%)       11.21%       14.41%
Investment                                                    =========    =========    =========    =========    =========
Return:*        Based on net asset value per share               13.96%       11.17%      (8.20%)        8.76%        9.50%
                                                              =========    =========    =========    =========    =========

Ratios Based    Total expenses**                                  1.15%        1.14%        1.12%        1.04%        1.04%
on Average                                                    =========    =========    =========    =========    =========
Net Assets      Total investment income--net**                    6.90%        7.55%        6.88%        6.94%        7.21%
of Common                                                     =========    =========    =========    =========    =========
Shares:         Amount of dividends to
                Preferred Shareholders                            1.58%        2.13%        1.04%        1.45%        1.40%
                                                              =========    =========    =========    =========    =========
                Investment income--net, to
                Common Shareholders                               5.32%        5.42%        5.84%        5.49%        5.81%
                                                              =========    =========    =========    =========    =========

Ratios Based    Total expenses                                     .77%         .75%         .75%         .71%         .71%
on Total                                                      =========    =========    =========    =========    =========
Average Net     Total investment income--net                      4.63%        4.94%        4.64%        4.76%        4.92%
Assets:**++++                                                 =========    =========    =========    =========    =========

Ratios Based    Dividends to Preferred Shareholders               3.21%        4.03%        2.16%        3.16%        2.98%
on Average Net                                                =========    =========    =========    =========    =========
Assets of
Preferred
Shares:

Supplemental    Net assets, net of Preferred Shares,
Data:           end of year (in thousands)                    $ 126,035    $ 117,201    $ 112,219    $ 132,313    $ 129,405
                                                              =========    =========    =========    =========    =========
                Preferred Shares outstanding,
                end of year (in thousands)                    $  60,000    $  60,000    $  60,000    $  60,000    $  60,000
                                                              =========    =========    =========    =========    =========
                Portfolio turnover                               78.48%       40.41%       85.16%       62.35%       73.79%
                                                              =========    =========    =========    =========    =========

Leverage:       Asset coverage per $1,000                     $   3,101    $   2,953    $   2,870    $   3,205    $   3,157
                                                              =========    =========    =========    =========    =========

Dividends Per   Investment income--net                        $     803    $   1,010    $     538    $     790    $     746
Share On                                                      =========    =========    =========    =========    =========
Preferred
Shares
Outstanding:


*Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
**Do not reflect the effect of dividends to Preferred Shareholders.
++Amount is less than $.01 per share.
++++Includes Common and Preferred Shares average net assets.

See Notes to Financial Statements.


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
MuniYield Florida Insured Fund (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Shares on a weekly basis. The Fund's Common Shares are listed on the New York Stock Exchange under the symbol MFT. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under general supervision of the Board of Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.



MuniYield Florida Insured Fund, October 31, 2001


NOTES TO FINANCIAL STATEMENTS (concluded)


When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Fund will adopt the provisions to amortize all premiums and discounts on debt securities effective November 1, 2001, as now required under the new AICPA Audit and Accounting Guide for Investment Companies. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund, but will result in a $24,347 increase to the cost of securities and a corresponding $24,347 decrease to net unrealized appreciation, based on debt securities held as of October 31, 2001.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Shares.

Prior to January 1, 2001, FAM provided accounting services to the Fund at its cost and the Fund reimbursed FAM for these services. FAM continues to provide certain accounting services to the Fund. The Fund reimburses FAM at its cost for such services. For the year ended October 31, 2001, the Fund reimbursed FAM an aggregate of $27,662 for the above-described services. The Fund entered into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 2001 were $138,974,088 and $137,956,502, respectively.

Net realized gains for the year ended October 31, 2001 and net unrealized gains on October 31, 2001 were as follows:


                                   Realized        Unrealized
                                    Gains            Gains

Long-term investments            $  3,678,378    $ 10,798,785
                                 ------------    ------------
Total                            $  3,678,378    $ 10,798,785
                                 ============    ============


As of October 31, 2001, net unrealized appreciation for Federal income tax purposes aggregated $10,798,785, all of which related to appreciated securities. The aggregate cost of investments at October 31, 2001 for Federal income tax purposes was $172,968,172.


4. Capital Share Transactions:
The Fund is authorized to issue an unlimited number of shares of beneficial interest, including Preferred Shares, par value $.10 per share, all of which were initially classified as Common Shares. The Board of Trustees is authorized, however, to reclassify any unissued shares of beneficial interest without approval of the holders of Common Shares.

Common Shares
Shares issued and outstanding during the years ended
October 31, 2001 and October 31, 2000 remained constant.

Preferred Shares
Auction Market Preferred Shares ("AMPS") are shares of Preferred Shares of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at October 31, 2001 was 1.90%.

Shares issued and outstanding during the years ended
October 31, 2001 and October 31, 2000 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended
October 31, 2001, Merrill Lynch, Pierce, Fenner & Smith
Incorporated, an affiliate of FAM, earned $1.75 as commissions.


5. Capital Loss Carryforward:
At October 31, 2001, the Fund had a net capital loss carryforward of approximately $3,135,000, all of which expires in 2008. This amount will be available to offset like amounts of any future taxable gains.


6. Subsequent Event:
On November 8, 2001, the Fund's Board of Trustees declared an ordinary income dividend to Common Shareholders in the amount of $.075000 per share, payable on November 29, 2001 to shareholders of record as of November 20, 2001.



INDEPENDENT AUDITORS' REPORT


The Board of Trustees and Shareholders,
MuniYield Florida Insured Fund:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniYield Florida Insured Fund, as of October 31, 2001, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniYield Florida Insured Fund as of October 31, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.



Deloitte & Touche LLP
New York, New York
December 5, 2001



MuniYield Florida Insured Fund, October 31, 2001


IMPORTANT TAX INFORMATION (unaudited)


All of the net investment income distributions paid by MuniYield
Florida Insured Fund during its taxable year ended October 31, 2001 qualify as tax-exempt interest dividends for Federal Income tax purposes.

Please retain this information for your records.



MANAGED DIVIDEND POLICY


The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of Common Shares of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the Financial Information included in this report.



OFFICERS AND TRUSTEES


Terry K. Glenn, President and Trustee
M. Colyer Crum, Trustee
Laurie Simon Hodrick, Trustee
Stephen B. Swensrud, Trustee
J. Thomas Touchton, Trustee
Fred G. Weiss, Trustee
Vincent R. Giordano, Senior Vice President
William R. Bock, Vice President
Kenneth A. Jacob, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary


Custodian
The Bank of New York
90 Washington Street
New York, NY 10286


Transfer Agents

Common Shares:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Shares:
The Bank of New York
100 Church Street
New York, NY 10286



NYSE Symbol
MFT